OBERWEIS FUNDS	SUMMARY PROSPECTUS May 1, 2019

OBERWEIS SMALL-CAP OPPORTUNITIES FUND

INVESTOR CLASS  Ticker: OBSOX

INSTITUTIONAL CLASS  Ticker: OBSIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.oberweisfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting us at 1-800-245-7311.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-245-7311. Your election to receive reports in paper will apply to all funds held with the fund complex.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2018, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.oberweisfunds.com/wp-content/uploads/2018/05/Oberweis_Funds_Prospectus.pdf, email a request to Funds@oberweis.net, call (800) 245-7311, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Oberweis Small-Cap Opportunities Fund’s investment objective is to maximize capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investments)	INVESTOR CLASS	INSTITUTIONAL CLASS
Redemption Fee as a percentage of amount redeemed within 90 calendar days of purchase	1.00%	1.00%
Exchange Fee as a percentage of amount exchanged within 90 calendar days of purchase	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.80%	.80%
Distribution and/or Service (12b-1) Fees	.25%	.00%
Other Expenses	1.08%	1.08%
Total Annual Fund Operating Expenses[1]	2.13%	1.88%
Expense Reimbursement	(.58)%	(.58)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	1.30%

1 The Fund’s adviser has a contractual arrangement with the Fund to reimburse it for total annual fund operating expenses in excess of 1.55% and 1.30% of average daily net assets excluding any interest, taxes, brokerage commissions and extraordinary expenses for Investor Class and Institutional Class shares, respectively, (the “expense limitation”), however, the adviser is not obligated to reimburse the Fund for any amounts in excess of fees paid to the adviser. The contractual arrangement continues in force until April 30, 2020. Except for termination, the contractual arrangement may be amended at any time by the mutual written consent of the adviser and the Fund, subject to the approval by the Board of Trustees of The Oberweis Funds. The adviser may recoup the amount of any expenses reimbursed during the term of the contract if the recoupment does not cause the Fund’s expenses to exceed the expense limitation in place at the time of the reimbursement.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Investor Class	$158	$611	$1,091	$2,416
Institutional Class	$132	$535	$962	$2,154

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in the securities of small-cap companies. The Fund’s investment adviser, Oberweis Asset Management, Inc. (“OAM”), considers small-cap companies as those, at the time of initial investment, with a market capitalization of less than $5 billion or with a market capitalization within the range of the holdings of the Russell 2000 Index. The Fund invests principally in the common stocks of companies that OAM believes have the potential for significant long-term growth in market value.

The Fund seeks to invest in those companies which OAM considers to have above-average long-term growth potential. OAM selects companies which meet this criteria based on, among other things, fundamental analysis of individual securities. OAM’s fundamental analysis entails an evaluation of an individual company’s future growth prospects. OAM’s evaluation may be based on, among other things, financial statement analysis, stock valuation in relation to OAM’s estimate of future earnings, evaluation of competitive product or service offerings, future research and development pipeline and management interviews. OAM may actively trade the Fund’s portfolio, and as a result, the Fund’s portfolio turnover rate may be high.

The Fund primarily invests in companies headquartered in the United States. The Fund seeks to invest in equity securities that typically exhibit the following characteristics:

Under-Appreciated Revenue and Earnings Growth — potential for revenue and/or earnings growth in excess of consensus expectations.

Timely Catalyst — a recent positive earnings release or an earnings surprise that tangibly and quantitatively begins to confirm that consensus analyst expectations are too low.

Inflection Point of Change — a business that is experiencing change — often from a new product, a new management team or a regulatory change — as these changes can drive unexpected or underestimated growth. A significant gap generally exists between OAM’s forecasts and consensus analyst expectations.

Limited Analyst Coverage — a company not widely followed by other analysts to maximize the chances of finding misunderstood situations.

Sustainability — a sustainable business with a competitive position driven by niche market leadership, intellectual capital or unique manufacturing processes. Put another way, a reasonable barrier to competitive entry.

Operating Leverage — profitable and scalable business model, which tends to generate rising net profits margins as revenue growth accelerates.

Valuation — undervalued based on OAM’s growth forecasts and historical valuation metrics afforded the company and/or peers.

PRINCIPAL RISKS

The biggest risk is that the Fund’s returns may vary, and you could lose money by investing in the Fund. Because the Fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with seeking maximum capital appreciation.

Investment in common stocks, particularly in common stocks of small companies with high growth potential, can be volatile. The value of the Fund’s shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the Fund. Because of this volatility, we recommend that you invest in the Fund as a long-term investment only, and only for a portion of your investment portfolio, not for all of it. There can be no assurance that the Fund’s objective will be met.

Equity Securities Risk

Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, or a particular company.

Small-sized Company Risk

The Fund is subject to small company risk. Although the Fund seeks to reduce risk by investing in a diversified portfolio, you must realize that investing in smaller, and often newer, companies involves greater risk than there usually is with investing in larger, more established companies. Smaller and newer companies often have limited product lines, markets, management personnel, research and/or financial resources. The securities of small companies, which may be thinly capitalized, may not be as marketable as those of larger companies. Therefore the securities of these smaller, newer companies may be subject to more abrupt or erratic market movements than the securities of larger companies or the market averages in general.

Portfolio Turnover Risk

In the past, the Fund has experienced high rates of portfolio turnover, which results in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing how the performance of the Fund’s Investor Class shares has varied over time. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at oberweisfunds.com or by calling 800-245-7311.

Annual Total Returns

The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The table also shows returns on a before and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown only for Investor Class and after-tax returns for Institutional Class will vary. In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.

Average Annual Total Returns (for the Periods Ended December 31, 2018)

Oberweis Small-Cap Opportunities Fund
	1 YEAR	5 YEARS	10 YEARS
Investor Class
Return Before Taxes	(7.23)%	4.47%	14.94%
Return After Taxes on Distributions	(12.67)%	1.62%	13.22%
Return After Taxes on Distributions and Sale of Fund Shares	(1.38)%	3.14%	12.45%
Institutional Class (Return Before Taxes)	(7.05)%	4.09%[1]
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	(9.31)%	5.13%	13.52%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%

1 Since the inception of the Institutional Class on May 1, 2017.

MANAGEMENT

Investment Adviser

Oberweis Asset Management, Inc. (“OAM”)

Portfolio Managers

James W. Oberweis, President, has been the portfolio manager of the Fund since 2001.

Kenneth S. Farsalas, Portfolio Manager, has been a co-portfolio manager of the Fund since 2009.

For important information about buying and selling Fund shares, tax information and financial intermediary compensation, see “Information About the Funds” on page 4.

INFORMATION ABOUT THE FUNDS

Buying and Selling Fund Shares

Buying Investor Class Shares

The minimum initial investment is $1,000 ($500 for tax-advantaged retirement plans). You may reduce this $1,000 minimum initial investment by signing up for the Low Minimum Investment Plan. (See page 70 of the Fund’s prospectus for details.) Additional purchases for all existing accounts must be in amounts of at least $100.

Buying Institutional Class Shares

There is no minimum for subsequent purchases. You may meet the minimum initial investment amount by aggregating multiple accounts with common ownership within a Fund, including individual and joint accounts, as well as accounts where you have beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. In addition, if you invest in a Fund through a financial intermediary, the minimum initial investment requirement may be met if your financial intermediary aggregates investments of multiple clients to meet the minimum. There is no minimum initial investment requirement for omnibus retirement plans or wrap fee program assets held in an omnibus account with aggregate assets of $10 million or more. The Fund reserve the right to waive or modify these minimum initial investment requirements at any time.

Selling Shares

You may redeem shares of the Fund by mail, telephone, online at oberweisfunds.com or through your own securities broker/dealer or its designated agent or bank or other institution on any day the New York Stock Exchange is open.

Tax Information

Each Fund’s distributions are taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plan (which may be taxable upon withdrawal).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.